PROSPECTUS SUPPLEMENT -- February 24, 2003*

AXP(R) Bond Fund (Oct. 30, 2002) S-6495-99 V

AXP(R) Selective Fund (July 30, 2002) S-6376-99 W

The information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

The team that manages the Fund's portfolio is led by:

     Tom Murphy, CFA, Portfolio Manager

     o    Leader of the investment grade corporate bond sector team.

     o    Joined AEFC in 2002.

     o Prior to that, Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002. Prior to that, various positions at Zurich Scudder from 1992 to 2002.

     o    Began investment career in 1986.

     o    MBA, University of Michigan.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

(the rest of the section remains unchanged)



S-6495-2 A (2/03)
*Valid until next prospectus update

Destroy Oct. 30, 2003